UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material pursuant to § 240.14a-12

GARDNER DENVER, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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Beginning March 8, 2013, Gardner Denver, Inc. distributed the following materials, each of which is attached hereto and is incorporated herein by reference:

•	Employee Letter (Exhibit 1)

•	Employee FAQ (Exhibit 2)

•	Customer Letter (Exhibit 3)

•	Supplier/Partner Letter (Exhibit 4)

Exhibit 1

Dear Colleague,

Today marks an important milestone in our company’s history and I am pleased to inform you of a positive development at Gardner Denver. We are excited to announce that we have entered into an agreement to be acquired by KKR in a transaction valued at approximately $3.9 billion, including the assumption of debt, which will result in Gardner Denver becoming a private company. We believe this transaction delivers immediate, compelling value to our shareholders and secures a strong future for the Company’s other stakeholders, including you, our employees.

Attached is a copy of the press release, a list of frequently asked questions, and an overview of KKR, all of which are also available on GD Today.

For those of you not familiar with KKR, they are a leading private investment firm with extensive experience in the industrials space and have a long history of partnering with companies and management teams to help them achieve outstanding operating and financial objectives. KKR also has extensive expertise in the energy sector. The firm invests across the entire energy supply chain and in multiple asset classes. Given KKR’s global network, substantial resources, extensive experience and proven record of success in building companies for the long-term, we believe this transaction is in the best interests of our employees, customers and shareholders. KKR’s strategy is to invest in market-leading businesses with historical investments including such well-known industrials franchises as Amphenol, Rockwood Holdings, Capsugel, IDEX, Owens-Illinois and Capital Safety, as well as other leading and well-known brands in the consumer and retail sectors such as Toys “R” Us, Alliance Boots, Del Monte Foods, Dollar General, and many others. KKR is a disciplined, long-term investor and we believe that KKR understands and appreciates our five-point strategy for growth as well as our ability to reach our goals.

For more information on KKR, please visit the new KKR Overview section on GD Today or KKR’s website at http://www.KKR.com/.

We are excited about this transaction with KKR as it recognizes the value of the highly respected brand that together we have spent so many years building, as well as the progress we have made executing our dynamic growth strategy. We are confident that as a private company, we will be well-equipped to capitalize on opportunities in the recovering global markets, particularly in energy, and favorable long-term industry trends. KKR has great respect for our company, shares our confidence in our future and is committed to continuing the Gardner Denver Way. KKR also recognizes the importance of our employees and your engagement in the business as critical success factors. This transaction with KKR will offer Gardner Denver employees the opportunity to be part of an experienced, robust organization with the depth of expertise that is required to sustain success and remain on the cutting edge of our sector.

We currently expect the transaction to be completed in the third quarter of 2013. In the meantime, it is business as usual for all of us at Gardner Denver. It is important that we remain focused on continuing to deliver the same high-quality products and superior service that our customers around the world have come to expect from Gardner Denver.

I realize that many of you likely have questions about what this announcement means for you. Please keep in mind that we are at the early stages of this process and there is a lot of work ahead of us. That said, we will do our best to keep you informed as new details and decisions are finalized. As we move forward, I encourage you to continue to utilize the “Ask Michael Larsen” portal to submit questions. We will be aggregating your questions and will make every effort to post periodic updates to the FAQ on GD Today to keep you up-to-date on developments and progress throughout this process.

In addition, since I can’t visit all of our 6,400 employees around the world on day one, I will be sitting down for a video interview with Pete Stavros, head of KKR’s Industrials investment team, to discuss the transaction. This video will also be posted to GD Today.

In the next few days, we will provide you with a schedule of Town Hall meetings, and you will hear more from Pete who is eager to share his sentiments with you.

It is likely that today’s news may generate increased interest from members of the media and other third parties. As always, it is important for Gardner Denver to continue to speak in a unified voice. If you receive any external inquiries, please refer them immediately to Vikram Kini at 610.249.2009 or vikram.kini@gardnerdenver.com.

I want all of you to know how much I value the work you do and how much I appreciate your contributions in making our company so successful. Thank you again for your continued support and dedication to Gardner Denver. The future is bright for Gardner Denver.

Sincerely,

Michael

Forward-Looking Statements

All of the statements in this communication, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate a merger with an affiliate of KKR. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay KKR a termination fee of $103.4 million or reimbursement of their expenses of up to $10 million; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) risks regarding the failure of the relevant KKR affiliate to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Additional Information and Where to Find It

In connection with the merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.gardnerdenver.com, or by contacting Investor Relations by phone at (610) 249-2009, by email at investor.request@gardnerdenver.com or by mail at 1500 Liberty Ridge Dr. Suite 3000 Wayne, PA 19087.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2012. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Exhibit 2

Gardner Denver Employee FAQ

1.	What was announced today?

Today we reached another important milestone in our company’s history - we announced that our Board of Directors has unanimously approved an agreement to be acquired by KKR in a transaction valued at approximately $3.9 billion, including the assumption of debt, which will result in Gardner Denver becoming a private company.

This is a win-win for all our stakeholders. This is a unique opportunity to leverage our momentum with the support of a world-leading investment manager while continuing to focus on all the things that make Gardner Denver a great company.

2.	Who is KKR?

For those of you who are unfamiliar with KKR, KKR is a leading private investment firm with extensive experience in the industrials space. In addition, the firm invests across the entire energy supply chain and in multiple asset classes. KKR’s strategy is to invest in market leading businesses, with historical investments including such well-known industrials franchises as Amphenol, Rockwood Holdings, Capsugel, IDEX, Owens-Illinois and Capital Safety, as well as other leading and well-known brands in the consumer and retail sectors such as Toys “R” Us, Alliance Boots, Del Monte Foods, Dollar General, and many others. We believe KKR recognizes the importance of the employees at the companies that it partners with - and believes that your engagement in the business is critical to success.

KKR plays a vital role in global infrastructure expansion by helping companies efficiently execute on their strategies and deliver results. They are disciplined investors and we believe that KKR understands and appreciates our five-point strategy for growth as well as our ability to reach our goals.

For more information on KKR, please visit the new KKR Overview section on GD Today or KKR’s website at http://www.KKR.com/.

3.	Why is KKR acquiring Gardner Denver?

We believe KKR’s experience in the industrials sector as well as expertise in the energy and infrastructure sectors make it an ideal firm to work with.

Together, we believe Gardner Denver will secure a strong future without the distractions of maintaining public company status. As a private company, we will be well-equipped to capitalize on recovering global markets, particularly in energy, and favorable long-term industry trends. Furthermore, this transaction offers immediate and substantial cash value to our shareholders at a significant premium to our share price prior to media speculation of a transaction.

Given KKR’s global network, substantial resources, deep experience and proven record of success in building companies for the long-term, we believe this transaction is in the best interests of our employees, customers and shareholders.

4.	What are the benefits of this transaction for employees?

This announcement recognizes all of your hard work and the success we have built together – and we expect to continue that success. This transaction with KKR will offer our employees the opportunity to be part of an experienced, robust family of portfolio companies with the depth of expertise that is required to sustain success and remain on the cutting edge of our sector. KKR’s global network and resources are now at Gardner Denver’s disposal, and we are excited that this transaction will help take Gardner Denver to the next level of success and provide even greater opportunities for growth for our employees.

5.	Will there be layoffs as a result of this transaction?

Ultimately, we believe that our merger with KKR will provide new opportunities for career growth and advancement as Gardner Denver employees will have the opportunity to be part of an experienced, robust organization with the expertise that is required to sustain success and remain on the cutting edge of our sector.

Most importantly we believe KKR is committed to treating all colleagues with respect and dignity. In the long-term, we believe the support KKR will provide will only serve to grow Gardner Denver’s lines of business, product breadth, and geographical reach.

6.	Will this announcement have an impact on day-to-day operations at Gardner Denver? What about my compensation and benefits?

In general, today’s announcement should have no effect on day-to-day responsibilities or how we conduct business.

This announcement will have no immediate impact on your compensation and benefits. We expect this will be a seamless transition for our employees, customers and partners.

7.	When will the transaction be completed? What needs to happen before the transaction can close?

We currently expect this transaction to be completed in the third quarter of 2013, subject to approval by Gardner Denver shareholders. The transaction is also subject to the satisfaction of customary closing conditions and regulatory approvals.

In the meantime, it will remain business as usual at Gardner Denver. We need to remain focused on delivering our superior service to our customers around the world. Let’s work toward another record year in 2013.

8.	Who will lead the company?

We have only just announced the transaction. We remain independent of KKR and in the coming weeks we will work together to determine what is best for Gardner Denver, our employees and customers to position our company for continued success.

It is important to keep in mind that we are at the early stages of this process, and we will provide more details as we move forward.

9.	What does it mean for Gardner Denver to go from a public company to a private company?

In general, becoming a privately owned company should have little effect on our day-to-day responsibilities or how we conduct business. Going private means that Gardner Denver’s stock will no longer be publicly traded on the stock market and the trading of our stock will cease on the date the transaction closes.

10.	What should I say if contacted by people outside of the company?

It is likely that today’s news may generate increased interest from members of the media and other third parties, and it is important for Gardner Denver to continue to speak in a unified voice. If you receive any inquiries from the media or other interested parties, please refer them to Vikram Kini at 610.249.2009 or vikram.kini@gardnerdenver.com.

11.	Who can I contact if I have more questions?

There will be more communication to come. In the interim, please continue submitting inquiries to the “Ask Michael Larsen” portal. We will do our best to periodically update the FAQ on GD Today to address the most commonly asked questions.

We are committed to keeping you informed as we move forward and look forward to seeing you during our upcoming Town Hall meetings.

Forward-Looking Statements

All of the statements in this communication, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate a merger with an affiliate of KKR. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay KKR a termination fee of $103.4 million or reimbursement of their expenses of up to $10 million; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) risks regarding the failure of the relevant KKR affiliate to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Additional Information and Where to Find It

In connection with the merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.gardnerdenver.com, or by contacting Investor Relations by phone at (610) 249-2009, by email at investor.request@gardnerdenver.com or by mail at 1500 Liberty Ridge Dr. Suite 3000 Wayne, PA 19087.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2012. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Exhibit 3

Dear Valued Customer:

I am pleased to inform you that Gardner Denver has announced that we have entered into an agreement to be acquired by KKR in a transaction valued at approximately $3.9 billion, including the assumption of debt, which will result in Gardner Denver becoming a private company. We believe that this transaction will position us for even greater success and accelerate our ability to focus on developing customer-centric solutions that drive direct benefits for our broad customer base.

We want you to know that we value our relationship. Let me assure you that while this transaction will bring about a change in ownership, it will not bring about a change in the quality of our products or services. KKR has a proven track record and deep experience in the industrials space and particular expertise in the energy sector. KKR’s strategy is to invest in market-leading businesses with historical investments including such well-known industrials franchises as Amphenol, Rockwood Holdings, Capsugel, IDEX, Owens-Illinois and Capital Safety. We believe that by joining forces with KKR, we will increase our internal expertise and capabilities, which will allow us to further expand our pipeline of products and services and bring more innovative solutions to the market. We are confident that this transaction will allow us to better serve you and increase our ability to meet and exceed your expectations.

This transaction should be seamless to you, and will have no impact on the day-to-day operations of our business. We currently expect the transaction to close in the third quarter of 2013. Until then, it remains business as usual at Gardner Denver. Your Gardner Denver contacts will remain the same, all current contracts will be honored, and there will be no immediate changes in how we conduct our business with you.

As we move through this process, we will keep you updated on important developments. Of course, if you have any questions, please feel free to call your usual Gardner Denver representative.

We look forward to building upon our relationships with you and hope you share our enthusiasm about Gardner Denver’s exciting future with KKR.

Regards,

Michael M. Larsen

Chief Executive Officer and Chief Financial Officer

Forward-Looking Statements

All of the statements in this communication, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate a merger with an affiliate of KKR. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay KKR a termination fee of $103.4 million or reimbursement of their expenses of up to $10 million; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) risks regarding the failure of the relevant KKR affiliate to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Additional Information and Where to Find It

In connection with the merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.gardnerdenver.com, or by contacting Investor Relations by phone at (610) 249-2009, by email at investor.request@gardnerdenver.com or by mail at 1500 Liberty Ridge Dr. Suite 3000 Wayne, PA 19087.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2012. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.

Exhibit 4

Dear Valued [Supplier / Partner / Name]:

I am pleased to inform you of a positive development at Gardner Denver. Today we are excited to announce that we have entered into an agreement to be acquired by KKR in a transaction valued at approximately $3.9 billion, including the assumption of debt, which will result in Gardner Denver becoming a private company. Through this transaction with KKR, we will benefit from their track record of execution as Gardner Denver continues to pursue opportunities to drive organic growth and build new revenue streams in the aftermarket and through the introduction of innovative customer-centric solutions across our businesses.

KKR is a leading private investment firm with extensive experience in the industrials space and has a history of partnering with companies and their management teams to help them achieve outstanding operating and financial objectives. KKR also has extensive expertise in the energy sector and invests across the entire energy supply chain and in multiple asset classes. KKR’s strategy is to invest in market-leading businesses with historical investments including such well-known industrials franchises as Amphenol, Rockwood Holdings, Capsugel, IDEX, Owens-Illinois and Capital Safety. KKR recognizes the value of our highly respected brand and this transaction will create opportunities to accelerate many of our operating initiatives already underway.

Subject to a shareholder vote, regulatory approvals and customary closing conditions, this transaction is currently expected to close in the third quarter of 2013. In the meantime, it remains business as usual here at Gardner Denver. Your Gardner Denver contacts will remain the same, all current contracts will be honored, and there will be no immediate changes in how we conduct our business with you.

As we move through this process, we will continue to keep you updated on important developments. Of course, if you have any questions, please feel free to call your usual Gardner Denver representative.

On behalf of the Gardner Denver Board and management team, thank you for your continued support. We look forward to a productive new era of opportunities together as part of the KKR team.

Regards,

Michael M. Larsen

Chief Executive Officer and Chief Financial Officer

Forward-Looking Statements

All of the statements in this communication, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s intent to consummate a merger with an affiliate of KKR. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the merger may not be consummated in a timely manner, if at all; (ii) the risk that the definitive merger agreement may be terminated in circumstances that require the Company to pay KKR a termination fee of $103.4 million or reimbursement of their expenses of up to $10 million; (iii) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (iv) risks regarding the failure of the relevant KKR affiliate to obtain the necessary financing to complete the merger; (v) the effect of the announcement of the merger on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally; and (vi) risks related to obtaining the requisite consents to the merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various domestic and foreign governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2012, and its subsequent quarterly reports on Form 10-Q. The Company does not undertake, and hereby disclaims, any duty to update these forward-looking statements, although its situation and circumstances may change in the future.

Additional Information and Where to Find It

In connection with the merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the merger. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, www.gardnerdenver.com, or by contacting Investor Relations by phone at (610) 249-2009, by email at investor.request@gardnerdenver.com or by mail at 1500 Liberty Ridge Dr. Suite 3000 Wayne, PA 19087.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on March 15, 2012. Information regarding the identity of the potential participants, and their direct or indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the merger.